UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): July 29, 2010


              PATRIOT TRANSPORTATION HOLDING, INC.
    (Exact name of registrant as specified in its charter)

      Florida                      0-17554           59-2924957
---------------------          ----------------   ---------------
(State or other jurisdiction   (Commission File   (I.R.s. Employer
of incorporation)                 Number)        Identification Number)

   501 Riverside Avenue
        Suite 500
   Jacksonville, Florida                              32202
(Address of principal executive offices)           (Zip Code)


                             (904) 396-5733
          (Registrant's telephone number, including area code)

      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

       Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election
of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       On July 29, 2010, Thompson S. Baker II, a director of the Company, accepted an offer to become President and CEO of the Company, effective October 1, 2010.

       Upon Mr. Baker's appointment, Mr. John D. Baker II, the current President and Chief Executive Officer, will become Executive Chairman of the Company and Mr. Edward L. Baker, the current Chairman of the Board, will become Chairman Emeritus. John D. Baker, Edward L. Baker and Thompson S. Baker II will continue to serve as directors of the Company.

       Mr. Thompson Baker, age 51, has served as a director of the
Company since 1994.   He  has served as the President of the Florida
Rock Division of Vulcan Materials Company ("Vulcan") since November 16, 2007. From August, 1991 to November 16, 2007, Mr. Thompson Baker served as the President of the Aggregates Group and a member of the board of directors of Florida Rock Industries, Inc.

       Thompson S. Baker II is the son of Edward L. Baker and the nephew of John D. Baker II.

	The Compensation Committee of the Board of Directors has approved a base salary of $395,000 for Mr. Thompson S. Baker III. Mr. Baker will be eligible to earn awards under the Company's Management Incentive Plan in an amount up to fifty percent (50%) of his annual base salary based on the achievement of objectives established by the Compensation Committee. In addition, Mr. Baker will be entitled to a company automobile and to participate in the Company's executive health reimbursement plan and in other employee benefit programs available to other employees.

	In their roles as Chairman Emeritus and Executive Chairman, Edward L. Baker and John D. Baker II will be entitled to receive the same compensation as non-employee directors.


                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.



Date:  August 4, 2010		By:       /s/ John D. Milton, Jr.
                                    ---------------------------------
 				Name:	John D. Milton, Jr.
				Title: 	Executive Vice President and
					Chief Financial Officer


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